UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2012

EDGEN GROUP INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35513	38-3860801
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18444 Highland Road
Baton Rouge, LA 70809
(225) 756-9868
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 9, 2012, Edgen Group Inc. (“Edgen Group” or the “Company”) issued a press release announcing its pro forma results, and the actual results of its accounting predecessor, for the three months ended March 31, 2012.   A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The historical financial statements and related notes that will be presented within Edgen Group’s Form 10-Q for the quarter ended March 31, 2012 will reflect the account balances of Edgen Group’s accounting predecessor, Edgen Murray II, L.P. (“EM II LP”), to whose business Edgen Group has succeeded.  This is because Edgen Group did not own any assets prior to its recent initial public offering (“IPO”) and reorganization (“Reorganization”) on May 2, 2012, and because the IPO and Reorganization occurred subsequent to March 31, 2012.  Furthermore, Edgen Group’s historical financial statements for the three months ended March 31, 2012 will not include any amounts related to the historical business of Bourland & Leverich Holdings LLC (“B&L”), which business Edgen Group acquired in connection with the IPO and the Reorganization.

The IPO and the Reorganization had a significant impact on Edgen Group’s financial position and will cause its financial results in future periods to be materially different from those that have been reflected previously in the historical financial statements of Edgen Group’s predecessor, EM II LP. Accordingly, management believes that Edgen Group’s pro forma results, which give effect to the IPO and the Reorganization and include the combined results related to the historical business of EM II LP (the Company’s Energy & Infastructure, or “E&I,” segment), as well as the results related to the historical business of B&L (the Company’s Oil Country Tubular Goods, or “OCTG,” segment), provide important information about Edgen Group’s existing business. As a result, the attached press release includes, and Edgen Group’s Form 10-Q will include, pro forma results for Edgen Group. A summary of the pro forma adjustments related to the IPO and the Reorganization will be included in Edgen Group’s Form 10-Q.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being "furnished" pursuant to Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing, if any.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. Such forward looking statements may relate to the Company's current expectations and are subject to the limitations and qualifications set forth in the Company's other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release of Edgen Group Inc. dated May 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2012	EDGEN GROUP INC.
	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Chief Financial Officer